UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 26, 2009
The Hartford Financial Services Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-13958 (Commission File Number)	13-3317783 (IRS Employer Identification Number)
One Hartford Plaza
Hartford, Connecticut 06155
(Address of principal executive offices)
(860) 547-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A amends the Current Report on Form 8-K of The Hartford Financial Services Group, Inc. (the “Company”) filed with the Securities and Exchange Commission on June 26, 2009 (the “Original Report”) related to the Company’s entry into a letter agreement (including the Securities Purchase Agreement — Standard Terms) with the U.S. Department of Treasury in connection with its participation in the TARP Capital Purchase Program. This Form 8-K/A amends the Original Report to file Schedules B through F of the Securities Purchase Agreement — Standard Terms, which are filed as Exhibit 10.1 to this Form 8-K/A, together with a copy of the letter agreement (including the other schedules and annexes thereto). The information previously reported in the Original Report is hereby incorporated by reference into this Form 8-K/A except to the extent such information is amended by this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
No.	Description
3.1	Certificate of Designations of The Hartford Financial Services Group, Inc. with respect to Series E Fixed Rate Cumulative Perpetual Preferred Stock, dated June 25, 2009 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on June 26, 2009)

4.1	Warrant to Purchase Shares of Common Stock of The Hartford Financial Services Group, Inc., dated June 26, 2009 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 26, 2009)

10.1
Letter Agreement including the Securities Purchase Agreement—Standard Terms incorporated therein, between The Hartford Financial Services Group, Inc. and The United States Department of the Treasury, dated June 26, 2009

10.2	Letter between The Hartford Financial Services Group, Inc. and The United States Department of the Treasury, dated June 26, 2009 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 26, 2009)

99.1	Press Release of The Hartford Financial Services Group, Inc., dated June 26, 2009 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 26, 2009)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.
Date: October 22, 2009	By:	/s/ Ricardo A. Anzaldua
		Name:	Ricardo A. Anzaldua
		Title:	Senior Vice President and Corporate Secretary

INDEX OF EXHIBITS

Exhibit
No.	Description
3.1
Certificate of Designations of The Hartford Financial Services Group, Inc. with respect to Series E Fixed Rate Cumulative Perpetual Preferred Stock, dated June 25, 2009 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on June 26, 2009)

4.1
Warrant to Purchase Shares of Common Stock of The Hartford Financial Services Group, Inc., dated June 26, 2009 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 26, 2009)

10.1
Letter Agreement including the Securities Purchase Agreement—Standard Terms incorporated therein, between The Hartford Financial Services Group, Inc. and The United States Department of the Treasury, dated June 26, 2009

10.2
Letter between The Hartford Financial Services Group, Inc. and The United States Department of the Treasury, dated June 26, 2009 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 26, 2009)

99.1	Press Release of The Hartford Financial Services Group, Inc., dated June 26, 2009 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 26, 2009)